                                                                   EXHIBIT 10.02

                        SALEM COMMUNICATIONS CORPORATION

                       AMENDMENT NO. 1 AND CONSENT NO. 1


     AMENDMENT NO. 1 AND CONSENT NO. 1 (this "AMENDMENT"), dated as of August 5, 1998, to the Credit Agreement, dated as of September 25, 1997, by and among SALEM COMMUNICATIONS CORPORATION, a California corporation (the "BORROWER"), THE BANK OF NEW YORK, as administrative agent for the Lenders thereunder (in such capacity, the "ADMINISTRATIVE AGENT"), BANK OF AMERICA NT&SA, as documentation agent, and the Lenders party thereto (the "CREDIT AGREEMENT").

                                    RECITALS
                                    --------

     I. Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

     II. The Borrower has requested the consent of the Administrative Agent for the acquisition (the "KIEV ACQUISITION") by the Borrower of certain assets relating to radio station KIEV-AM, licensed to Glendale, California ("KIEV") for approximately $33.4 million.

     III. The Borrower has requested that, in connection with the KIEV Acquisition (A) for purposes of calculating Operating Cash Flow (1) certain expenses be treated as non-recurring expenses items, and (2) the Borrower be permitted to recognize certain economies of scale on a pro-forma basis, and (B) each of the leverage covenant and the pro-forma interest coverage covenant be amended.

     IV. The Borrower has requested the consent of the Administrative Agent to the following: (1) the acquisition (the "KTEK ACQUISITION") by the Borrower of certain assets relating to radio station KTEK-AM, licensed to Alvin, Texas for approximately $2.2 million, (2) the acquisition (the "KYCR ACQUISITION") by the Borrower of certain assets relating to radio station KYCR-AM, licensed to Golden Valley, Minnesota for approximately $500 thousand, and (3) the acquisition (together with the KIEV Acquisition, the KTEK Acquisition and the KYCR Acquisition, the "FOUR ACQUISITIONS") by the Borrower of certain assets relating to radio station KKMO-AM, licensed to Tacoma, Washington for approximately $500 thousand.

     V. The Borrower has indicated that the borrowings under the Credit Agreement necessary to consummate the Four Acquisitions and the KIEV Acquisition, taken as a whole, will cause the Total Leverage Ratio to exceed 6.00:1.00 and, therefore, one or more of the Four Acquisitions would not meet the requirement of Section 8.3(b)(iii)(x) of the Credit Agreement (the "SECTION 8.3(b)(iii)(x) REQUIREMENT"). The Borrower has asked for consent under the Credit Agreement with respect to the foregoing.

     VI. The Borrower plans to sell (a) KTSL-FM licensed to Spokane, Washington for approximately $1.3 million in August of 1998, and (b) KAVC-FM licensed to Lancaster, California for approximately $1.5 million in January of 1999. In addition, the Borrower sold WPZE-AM licensed to Boston, Massachusetts for approximately $5.0 mil-lion in November of 1997. All of the sales referred to in this Recital are hereinafter referred to as the "REFERENCED DISPOSITIONS".

     VII. The Borrower has requested that, regardless of the timing of each of the Four Acquisitions and each of the Referenced Dispositions, for certain purposes of the Loan Documents the Referenced Dispositions be treated as if they preceded the Four Acquisitions.

     VIII. The Borrower has proposed a corporate reorganization of Beltway Media Partners ("BELTWAY"), licensee of WAVA-FM, licensed to Washington, D.C. ("WAVA"), pursuant to which (1) the Borrower has formed Salem Media of Virginia, Inc., a new wholly-owned subsidiary of the Borrower, and (2) the license for WAVA will be transferred to SMV, and (3) each of the partners of Beltway will transfer their partnership interests in Beltway to SMV in exchange for shares of capital stock of SMV (the "REORGANIZATION").

     IX. In order to avoid certain adverse tax consequences in connection with the Reorganization, the Borrower has requested that the Lenders release their lien upon the partnership interests in, and the assets of, Beltway, and release Beltway from its guaranty. After the consummation of the Reorganization, all of the capital stock of, and all of the assets of, SMV will be pledged to the Lenders, and SMV will issue a guaranty, all in accordance with Section 7.11 of the Credit Agreement, and the Subsidiary Guaranty.

     X. The Borrower has requested the ability to make additional investments in money market mutual funds.

     In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 11.1 of the Credit Agreement, the Borrower and the Administrative Agent agree as follows:

     1. Notwithstanding anything to the contrary contained in the first paragraph of Section 8.3, the Administrative Agent consents to the KIEV Acquisition, provided that (a) the consideration therefor given by the Borrower and the Subsidiaries in the aggregate shall in no event exceed $33,400,000, and
(b) in all other respects, the KIEV Acquisition is consummated in accordance with the terms of the Loan Documents.

     2. The Administrative Agent agrees that (a) certain items identified by the Borrower that relate to the KIEV Acquisition and are acceptable to the Administrative Agent shall be treated as non-recurring expense items within the meaning of, and for the sole purpose of, clause (iii) of the defined term "Operating Cash Flow" contained in the Credit Agreement, and (b) the Operating Cash Flow of KIEV for periods prior to the KIEV Acquisition shall be adjusted to reflect operating efficiencies projected by the Borrower and acceptable to the Administrative Agent. The Borrower represents and warrants to Administrative Agent and the Lenders that such projections have been made in good faith.

     3. The Administrative Agent consents to the omission of the Section 8.3(b)(iii)(x) Requirement in connection with the Four Acquisitions, provided that each of the Four Acquisitions is in all other respects consummated in accordance with the Credit Agreement.

     4. Section 1.1 of the Credit Agreement is amended by adding the following defined terms:

           "Amendment Effective Date": as defined in Amendment No. 1 and Consent
            ------------------------
     No. 1, dated as of August 5, 1998, to this Agreement.

           "Permitted Fund": (a) money market mutual funds whose investment
            --------------
     criteria limits them to (i) U.S. Government Treasury obligations, and (ii) repurchase agreements collateralized by U.S. Government Treasury obligations, provided that such agreements are entered into with government securities dealers whose parents have a minimum credit rating of A1 or better or P1 by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Services, Inc. ("MOODY'S"), respectively, and (b) money market mutual funds rated AAAm by Standard S&P.

     5. Section 6.1 of the Credit Agreement is amended and restated in its entirety as follows:

           6.1 Total Leverage Ratio.
               --------------------

               Maintain at all times a Total Leverage Ratio not greater than the applicable ratio set forth below opposite the applicable period set forth below:

                 Periods                         Ratio
           ------------------                  ---------

           Effective Date through
           June 29, 1998                       7.00:1.00

           June 30, 1998 to but excluding
           the Amendment Effective Date        6.25:1.00

           Amendment Effective Date
           through March 30, 1999              6.75:1.00

           March 31, 1999 through
           December 30, 1999                   6.00:1.00

           December 31, 1999 through
           December 30, 2000                   5.25:1.00

           December 31, 2000 through
           December 30, 2001                   4.50:1.00

           December 31, 2001
           and thereafter                      4.00:1.00

     6. Section 6.3 of the Credit Agreement is amended and restated in its entirety as follows:

          6.3  Consolidated Annual Operating Cash Flow to Pro-Forma Interest
               -------------------------------------------------------------
               Expense.
               -------

               Maintain as at the end of each fiscal quarter during the applicable periods set forth below a ratio of Consolidated Annual Operating Cash Flow to Pro-Forma Interest Expense not less than the ratio set forth below opposite the applicable period set forth below:

                   Periods                                   Ratio
           ------------------------                         -------

           Effective Date through
           March 31, 1998                                   1.25:1.00

           April 1, 1998 to but excluding
           the Amendment Effective Date                     1.50:1.00

           Amendment Effective Date
           through December 31, 1998                        1.25:1.00

           January 1, 1999 through
           December 31, 1999                                1.50:1.00

           January 1, 2000 through
           September 30, 2001                               1.75:1.00

           October 1, 2001 and
           thereafter                                       2.00:1.00

     7. For purposes of Section 2.4(b)(iv) only, the net cash proceeds of each of the Referenced Dispositions shall, to the extent received within 360 days of the Amendment Effective Date, be deemed to constitute Reinvested Proceeds to the extent of (a) the cash consideration paid by the Borrower in connection with the consummation of the KIEV Acquisition, less (b) the amount by which the
                                      ----
consideration paid in connection with the KIEV Acquisition would, but for this Amendment, otherwise constitute Reinvested Proceeds.

     8. Notwithstanding anything to the contrary contained in Sections 7.3, 8.3, 8.5, 8.7 or 8.8 of the Credit Agreement, the Administrative Agent consents to the Reorganization.

     9. The Administrative Agent releases any and all security interests in the partnership interests in, and the assets of, Beltway, releases Beltway from all of its obligations under the Subsidiary Guaranty and agrees to deliver to the Borrower, at the sole cost and expense of the Borrower and promptly after its reasonable request therefor, such Uniform Commercial Code termination statements and other documents as the Borrower may reasonably request to evidence the releases referred to herein, provided, however that all of the foregoing releases shall be void unless the Reorganization is consummated on or before November 1, 1998.

     10. Section 8.5(b) of the Credit Agreement is amended and restated in its entirety as follows:

               (b) Investments in (1) short-term direct obligations of the United States of America or agencies thereof which obligations are guaranteed by the United States of America, and (2) Permissible Funds;

     11. Sections 1 - 10 of this Amendment shall not become effective until such date (the "AMENDMENT EFFECTIVE DATE") as Required Lenders and each of the Subsidiary Guarantors shall have consented hereto by executing and delivering the same.

     12. In all other respects the Credit Agreement and the other Loan Documents shall remain in full force and effect.

     13. In order to induce the Administrative Agent to execute this Amendment and the Lenders to consent hereto, the Borrower and the Subsidiary Guarantors each (a) certifies that, immediately after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which it is a party shall be true and correct in all respects, (b) certifies that, immediately after giving effect to this Amendment, no Default or Event of Default shall exist under the Loan Documents, and (c) agrees to pay the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

     14. Each of the Borrower and the Subsidiary Guarantors (a) reaffirms and admits the validity, enforceability and continuation of all Loan Documents to which it is a party, and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations to the Administrative Agent, the Documentation Agent, the Issuer or any of the Lenders under the Loan Documents to which it is a party.

     15. No Default or Event of Default waived under this Amendment shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

     16. This Amendment may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

     17. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to principles of conflict of laws.

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                       SALEM COMMUNICATIONS CORPORATION


     The parties have caused this Amendment to be duly executed as of the date first written above.

                         SALEM COMMUNICATIONS CORPORATION



                         By:    /s/ Eric Halvorson
                            -----------------------------
                         Name:  Eric Halvorson
                         Title: Executive Vice President



                         THE BANK OF NEW YORK,
                         as Administrative Agent


                         By:    /s/ Stephen Nettler
                            -----------------------------
                         Name:  Stephen Nettler
                         Title: Assistant Vice President

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                       SALEM COMMUNICATIONS CORPORATION


                         BELTWAY MEDIA PARTNERS

                         By: Salem Communications
                             Corporation, a General Partner


                         By:    /s/ Eric H. Halvorson
                            -----------------------------
                         Name:  Eric H. Halvorson
                         Title: Executive Vice President

                         By: Golden Gate Broadcasting
                              Company, Inc., a General Partner


                         By:    /s/ Eric H. Halvorson
                            -----------------------------
                         Name:  Eric H. Halvorson
                         Title: Vice President

                         By:  New Inspiration Broadcasting
                              Company, Inc., a General
                              Partner


                         By:    /s/ Eric H. Halvorson
                            -----------------------------
                         Name:  Eric H. Halvorson
                         Title: Vice President

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                       SALEM COMMUNICATIONS CORPORATION



                         ATEP RADIO, INC.
                         BISON MEDIA, INC.
                         CARON BROADCASTING, INC.
                         COMMON GROUND BROADCASTING, INC.
                         GOLDEN GATE BROADCASTING COMPANY, INC.
                         INLAND RADIO, INC.
                         INSPIRATION MEDIA OF TEXAS, INC.
                         INSPIRATION MEDIA, INC.
                         NEW ENGLAND CONTINENTAL MEDIA, INC.
                         NEW INSPIRATION BROADCASTING
                            COMPANY, INC.
                         OASIS RADIO, INC.
                         PENNSYLVANIA MEDIA ASSOCIATES, INC.
                         RADIO 1210, INC.
                         SALEM COMMUNICATIONS CORPORATION, A
                          DELAWARE CORPORATION
                         SALEM MEDIA CORPORATION
                         SALEM MEDIA OF CALIFORNIA, INC.
                         SALEM MEDIA OF COLORADO, INC.
                         SALEM MEDIA OF LOUISIANA, INC.
                         SALEM MEDIA OF OHIO, INC.
                         SALEM MEDIA OF OREGON, INC.
                         SALEM MEDIA OF PENNSYLVANIA, INC.
                         SALEM MEDIA OF TEXAS, INC.
                         SALEM MUSIC NETWORK, INC.
                         SALEM RADIO NETWORK INCORPORATED
                         SALEM RADIO REPRESENTATIVES, INC.
                         SOUTH TEXAS BROADCASTING, INC.
                         SRN NEWS NETWORK, INC.
                         VISTA BROADCASTING, INC.



                         By:   /s/ Eric H. Halvorson
                            -----------------------------
                         Name: Eric H. Halvorson
                         Title: Vice President

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                       SALEM COMMUNICATIONS CORPORATION



                         THE BANK OF NEW YORK, as a Lender


                         By:    /s/ Stephen Nettler
                            -----------------------------
                         Name:  Stephen Nettler
                         Title: Assistant Vice President

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                       SALEM COMMUNICATIONS CORPORATION



                         BANK OF AMERICA NT & SA


                         By:    /s/ Matthew J. Koenig
                            -----------------------------
                         Name:  Matthew J. Koenig
                         Title: Vice President

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                       SALEM COMMUNICATIONS CORPORATION



                         BANKBOSTON, N.A.



                         By:    /s/ Jennifer R. Buras
                            -----------------------------
                         Name:  Jennifer R. Buras
                         Title: Director

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                       SALEM COMMUNICATIONS CORPORATION



                         FLEET BANK, N.A.



                         By:    /s/ William Weiss
                            -----------------------------
                         Name:  William Weiss
                         Title: Assistant Vice President

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                       SALEM COMMUNICATIONS CORPORATION



                         UNION BANK OF CALIFORNIA, N.A.



                         By:    /s/ Lena M. Bryant
                            -----------------------------
                         Name:  Lena M. Bryant
                         Title: Assistant Vice President